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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                DECEMBER 9, 1999

                Date of Report (Date of earliest event reported)

                          CREDENCE SYSTEMS CORPORATION
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               (Exact name of registrant as specified in charter)

       DELAWARE                          0-22366                 94-2878499
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


       215 FOURIER AVENUE, FREMONT, CALIFORNIA                         94539
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (510) 657-7400
                                                  --------------------


                                   N/A
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       (Former name or former address, if changed since last report.)


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Item 5.           OTHER EVENTS

                  On December 9, 1999, the Registrant issued a press release reporting the financial results for its fourth quarter and fiscal year ended October 31, 1999.

Item 7.           EXHIBITS

                  A copy of the Registrant's press release announcing its financial results for the fourth quarter and fiscal year ended October 31, 1999 is attached hereto as Exhibit 99.1 and incorporated herein by reference.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CREDENCE SYSTEMS CORPORATION
                                             (Registrant)


Date:  December 9, 1999                      By  /S/ DENNIS P. WOLF
                                               --------------------
                                             Name:    Dennis P. Wolf
                                             Title:   Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER

99.1 Press Release disseminated December 9, 1999 regarding the Registrant's financial results for the fourth quarter and fiscal year ended October 31, 1999.